Exhibit 99.1

18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

In connection with the Annual Report of World Wrestling Entertainment, Inc. (the "Company") on Form 10-K for the fiscal year ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his/her knowledge:

1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 2, 2003

                                         By: /s/ Linda E. McMahon
                                                 -------------------------------
                                                 Linda E. McMahon
                                                 Chief Executive Officer


                                         By: /s/ Philip B.Livingston
                                                 -------------------------------
                                                 Philip B. Livingston
                                                 Chief Financial Officer